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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                          Date of Report: May 22, 2002
                        (Date of earliest event reported)

                        Consolidated Natural Gas Company
             (Exact name of registrant as specified in its charter)


            Delaware                       1-3196                54-1966737
  (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

       On May 22, 2002, Consolidated Natural Gas Company (the Company) entered into a distribution agreement (the Distribution Agreement) with Barclays Capital Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. and Salomon Smith Barney Inc. as Agents named in the Distribution Agreement for the sale of up to U.S. $1,500,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series A. A copy of the Distribution Agreement, including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

       A copy of the Fourth Supplemental Indenture to the Company's April 1, 2001 Indenture, pursuant to which the Company's Medium-Term Notes, Series A will be issued, is filed as Exhibit 4.4 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Distribution Agreement, dated May 22, 2002, between the Company and Barclays Capital, Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. and Salomon Smith Barney Inc. as Agents named in the Distribution Agreement (filed herewith).

4.1 Indenture, dated as of April 1, 2001, between the Company and Bank One Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-3 (Registration No. 333-85580)).

4.2 The form of the Company's Fixed Rate Medium-Term Note (included as Exhibit A to the Fourth Supplemental Indenture filed herewith as Exhibit 4.4).

4.3 The form of the Company's Floating Rate Medium Term Note (included as Exhibit B to the Fourth Supplemental Indenture filed herewith as Exhibit 4.4).

4.4 Fourth Supplemental Indenture, dated as of May 1, 2002, to the Indenture pursuant to which the Medium-Term Notes, Series A will be issued (filed herewith).

4.5 Exchange Rate Agent Agreement, dated as of May 22, 2002, between the Company and Bank One Trust Company, National Association (filed herewith).

4.6 Calculation Agent Agreement, dated May as of 22, 2002, between the Company and Bank One Trust Company, National Association (filed herewith).

5 Tax Opinion of McGuire Woods LLP with respect to the medium-term note prospectus supplement, dated May 22, 2002 (filed herewith).

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12     Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23     Consent of McGuireWoods LLP (included in Exhibit 5)

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Consolidated Natural Gas Company
                                            Registrant



                                              /s/ James P. Carney
                                            ----------------------------
                                                  James P. Carney
                                                  Assistant Treasurer


Date: May 22, 2002